EXHIBIT 99.1
                                                                    ------------

                              LETTER OF TRANSMITTAL
                           WEINGARTEN REALTY INVESTORS
                            OFFER FOR ALL OUTSTANDING
                                7% NOTES DUE 2011
                                 IN EXCHANGE FOR
                                7% NOTES DUE 2011
                        WHICH HAVE BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED,
        PURSUANT TO THE PROSPECTUS DATED                         , 2001

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON ____________ (THE EXPIRATION DATE), UNLESS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                  DELIVERY TO:

                              JP MORGAN CHASE BANK

    By Facsimile:                   By Mail:
                         (First Class, Registered, Certified        By Hand (all others):
                                  or Overnight)

    (713) 577-5200             600 Travis, Suite 1150               600 Travis, Suite 1150
    (For Eligible               Houston, Texas 77002                 Houston, Texas 77002
  Institutions Only)             Attn: Mauri Cowen
 Confirm by Telephone:
   (713) 216-6686
  Attn: Mauri Cowen




DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE (IF ELIGIBLE INSTITUTIONS) OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID
DELIVERY  OF  THIS  LETTER  OF  TRANSMITTAL.

The undersigned acknowledges that he or she has received and reviewed the prospectus, dated ____________ (the Prospectus), of Weingarten Realty Investors, a Texas real estate investment trust (the Company), and this Letter of Transmittal (this Letter), which together constitute the Company's offer (the Exchange Offer), to exchange an aggregate principal amount of up to $200,000,000 of the Company's 7% Notes due 2011 which have been registered under the Securities Act of 1933, as amended, (individually, a New Note and collectively, the New Notes), for a like principal amount at maturity of the Company's issued and outstanding 7% Notes due 2011 (individually, an Old Note and collectively, the Old Notes) from the registered holders thereof.

For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Old Notes or, if no interest has been paid, from July 17, 2001. The Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders whose Old Notes are accepted for exchange will not receive any payment of accrued interest on such Old Notes otherwise payable on any interest payment date to which the record date occurs on or after the completion of the Exchange Offer. Old Notes not tendered or not accepted for exchange will continue to accrue interest from and after the date of the completion of the Exchange Offer.

This Letter is to be completed by a holder of Old Notes either if certificates for such Old Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" section of the Prospectus and an Agent's Message is NOT delivered. HOLDERS OF OLD NOTES WHO VALIDLY TENDER OLD NOTES FOR EXCHANGE IN ACCORDANCE WITH THIS LETTER MAY WITHDRAW ANY OLD NOTES SO TENDERED AT ANY TIME PRIOR TO THE EXPIRATION DATE. SEE THE PROSPECTUS UNDER THE HEADING THE EXCHANGE OFFER FOR A MORE COMPLETE DESCRIPTION OF THE TENDER AND WITHDRAWAL PROVISIONS.

Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term Agent's Message means a message, transmitted to the Exchange Agent for the Old Notes and forming a part of a Book-Entry
Confirmation (as defined below), which states that the Book Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant.

Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at THE BOOK ENTRY TRANSFER FACILITY (a Book-Entry Confirmation) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book Entry Transfer Facility does not constitute delivery to the Exchange Agent.

The method of delivery of Old Notes, Letters of Transmittal or the Agent's Message and all other required documents are at the election and risk of the holders. If such delivery is by mail it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No letters of transmittal or Old Notes should be sent to the Company. Respective brokers, dealers, commercial banks, trust companies or nominees may be requested to effect the above transactions.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.



                                       DESCRIPTION OF OLD NOTES
                                                          1                 2                    3
                            Name(s) and Address(es)                      Aggregate           Principal
                           of Registered Holder(s)    Certificate        Principal             Amount
     Type                 (Please fill in, if blank)   Number(s)     Amount Represented       Tendered
7% Notes
                          --------------------------  -------------  ------------------  --------------

                          --------------------------  -------------  ------------------  --------------

                          --------------------------  -------------  ------------------  --------------

                          --------------------------  -------------  ------------------  --------------

                                    Total

*  Need not be completed if Old Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column
2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

[   ]  CHECK  HERE  IF  TENDERED  OLD  NOTES  ARE  BEING DELIVERED BY BOOK-ENTRY
TRANSFER  MADE  TO  THE  ACCOUNT  MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK

ENTRY  TRANSFER  FACILITY  AND  COMPLETE  THE  FOLLOWING:

NAME  OF  TENDERING  INSTITUTION:
--------------------------------   ---------------------------------------------

ACCOUNT  NUMBER  TRANSACTION  CODE  NUMBER:
------------------------------------------   -----------------------------------

By  crediting  the  Old  Notes to the Exchange Agent's account at the Book Entry
Transfer Facility and by complying with applicable procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent's Message in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[   ]  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
OF  GUARANTEED  DELIVERY  PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
FOLLOWING:

NAME(S)  OF  REGISTERED  HOLDER(S):
----------------------------------   -------------------------------------------

WINDOW  TICKET  NUMBER  (IF  ANY):
---------------------------------  ---------------------------------------------

DATE  OF  EXECUTION  OF  NOTICE  OF  GUARANTEED  DELIVERY:
---------------------------------------------------------   --------------------

NAME  OF  INSTITUTION  WHICH  GUARANTEED  DELIVERY:
--------------------------------------------------   ---------------------------

IF  DELIVERED  BY  BOOK-ENTRY  TRANSFER,  COMPLETE  THE  FOLLOWING:

ACCOUNT  NUMBER  TRANSACTION  CODE  NUMBER:
------------------------------------------   -----------------------------------

NAME  OF  TENDERING  INSTITUTION:
--------------------------------   ---------------------------------------------

[   ]  CHECK  HERE  IF  TENDERED  OLD  NOTES  ARE  ENCLOSED  HEREWITH.

[   ]  CHECK  HERE  IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

NAME:
      --------------------------------------------------------------------------

ADDRESS:
         -----------------------------------------------------------------------

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an underwriter within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies  and  Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Old Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the Holder of such Old Notes nor any such other person is an affiliate, as defined in Rule 405 of the Securities Act, of the Company.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the
SEC), described in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991) and K-III Communications Corporation (available May 14, 1993), and similar no-action letters issued to third parties, that the New Notes issued in the Exchange Offer to a Holder in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an affiliate of the Company within the meaning of Rule 405 of the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders' business and such Holders are not participating, do not intend to participate, and have no arrangement with any person to participate in the distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an underwriter within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

Unless otherwise indicated herein in the box entitled Special Issuance Instructions below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled Special Delivery Instructions below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled Description of Old Notes.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED DESCRIPTION OF OLD NOTES ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book Entry Transfer Facility other than the account indicated above.

Issue  New  Notes  and/or  Old  Notes  to:

NAME(S)
        ------------------------------------------------------------------------
                             (Please Type or Print)

        ------------------------------------------------------------------------
                             (Please Type or Print)
ADDRESS
        ------------------------------------------------------------------------
                                   (Zip Code)

                         (Complete Substitute Form W-9)

[   ]  Credit unexchanged Old Notes delivered by book-entry transfer to the Book
Entry  Transfer  Facility  account  set  forth  below.

--------------------------------------------------------------------------------
(Book-Entry  Transfer  Facility  Account  Number,  if  applicable)



                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled Description of Old Notes on this Letter above.

Mail  New  Notes  and/or  Old  Notes  to:

NAME(S)
        ------------------------------------------------------------------------
                             (Please Type or Print)

        ------------------------------------------------------------------------
                             (Please Type or Print)

ADDRESS
        ------------------------------------------------------------------------
                                   (Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (IF ELIGIBLE INSTITUTIONS) OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M.,

NEW  YORK  CITY  TIME,  ON  THE  EXPIRATION  DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

     IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS OF OLD NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. See Instruction 10.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)


X                                       ,                                 , 2001
   -------------------------------------   -------------------------------

X                                       ,                                 , 2001
   -------------------------------------   -------------------------------
       (Signature(s)  of  Owner)                      (Date)




AREA  CODE  AND  TELEPHONE  NUMBER

This Letter must be signed by the registered holder(s) as the name(s)appear(s) on the certificate(s) for the Old Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

NAME(S)
        ------------------------------------------------------------------------
                             (Please Type or Print)

CAPACITY:
          ----------------------------------------------------------------------


ADDRESS:
          ----------------------------------------------------------------------
                              (Including Zip Code)

Principal place of business (if different from address listed above):
                                                                     -----------

--------------------------------------------------------------------------------
                              (Including Zip Code)

Area  Code  and  Telephone  No.:  (   )
---------------------------------------   --------------------------------------


TAX IDENTIFICATION OR SOCIAL SECURITY NOS.:


                               SIGNATURE GUARANTEE
                         (If Required by Instruction 3)


Signature(s)  Guaranteed  by
An  Eligible  Institution:
-------------------------      -------------------------------------------------
                                          (Authorized Signature)
                               -------------------------------------------------

                                               (Title)
                               -------------------------------------------------
                                            (Name and Firm)

Dated:                  ,  2001

                                  INSTRUCTIONS
     FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR THE
                                7% NOTES DUE 2011
                                       IN
                       EXCHANGE FOR THE 7% NOTES DUE 2011
                        WHICH HAVE BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED,
                           PURSUANT TO THE PROSPECTUS
                             DATED __________, 2001

1.  DELIVERY  OF  THIS  LETTER  AND  NOTES;  GUARANTEED  DELIVERY  PROCEDURES.

This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer-- Procedures for Tendering Old Notes" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term Agent's Message means a message, transmitted to the Exchange Agent for the Old Notes and forming a part of a Book-Entry Confirmation, which states that the Book Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter and that the Company may enforce this Letter against such participant. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the (If Eligible Institutions) Exchange Agent at the address set forth herein prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent before the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures,

     (i)      such  tender must  be  made  through  an  Eligible  Institution,

     (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (NYSE) trading days after the date of execution of a notice of guaranteed delivery (the "Notice of Guaranteed Delivery"), the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and

     (iii) the certificates for all physically tendered Old Notes, in properform for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or

               Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the execution of the Notice of Guaranteed Delivery.


The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

See  "The  Exchange  Offer"  section  of  the  Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTE HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled Description of Old Notes--Principal Amount at Maturity Tendered. A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

If this Letter is signed by the Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on the Book Entry Transfer Facility's security position listing as the holder of such Old Notes without any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.

If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by a written instrument or instrument of transfer or exchange in satisfactory form as determined by the Company in its sole discretion, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Endorsements on certificates for old notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an Eligible Institution).

Signatures on this letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes

(which term, for purposes of the exchange offer, includes any participant in the Book Entry Transfer Facility's system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled Special Issuance Instructions or Special Delivery Instructions on this Letter, or (ii) for the account of an Eligible Institution.

4.  SPECIAL  ISSUANCE  AND  DELIVERY  INSTRUCTIONS.

Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Note holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book Entry Transfer Facility as such note holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.  TAXPAYER  IDENTIFICATION  NUMBER  AND  BACKUP  WITHHOLDING.

Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder's correct Taxpayer Identification Number (a TIN), which, in the case of a holder who is an individual, is such holder's social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the W-9 Guidelines) for instructions on applying for a TIN, write Applied For in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder's TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder's TIN to the Exchange Agent. NOTE: WRITING APPLIED FOR ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

If the Old Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write Exempt in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8 BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

6.  TRANSFER  TAXES.

The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order through the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order under the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes must accompany the tender of Old Notes.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

7.  WAIVER  OF  CONDITIONS.

The Company reserves the right (in its reasonable discretion) to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  NO  CONDITIONAL  TENDERS;  DEFECTS.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.  MUTILATED,  LOST,  STOLEN  OR  DESTROYED  OLD  NOTES.

Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  WITHDRAWAL  RIGHTS.

Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must

     (i) specify the name of the person having tendered the Old Notes to be withdrawn,

(ii) identify the Old Notes to be withdrawn (including certificate number or numbers and the principal amount at maturity of such Old Notes), and

(iii) where certificates for old notes have been transmitted, specify the name in which such Old Notes are registered, if different from that of the withdrawing holder.

If certificates for old Notes have been delivered or otherwise identified to the Exchange Agent, then before the release of these certificates the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless the Holder is an Eligible Institution in which case the guarantee will not be required.

If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered.

Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the Book Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in the Prospectus, such Old Notes will be credited to an account maintained with the Book Entry Transfer Facility for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" section of the Prospectus at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

11.  REQUESTS  FOR  ASSISTANCE  OR  ADDITIONAL  COPIES.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

              TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES
                               (See Instruction 5)

                       PAYOR'S NAME: JP MORGAN CHASE BANK


--------------------------     ---------------------------------------   ----------------------------------
SUBSTITUTE                     PART 1 - PLEASE PROVIDE YOUR TIN IN
                                        THE BOX AT RIGHT AND CERTIFY BY  TIN:
Form  W-9                               SIGNING AND DATING BELOW            -------------------------------
                                                                                 Social Security Number
                                                                                           or
Department of the Treasury     PART 2 - FOR PAYEES EXEMPT FROM
Internal Revenue Service       BACKUP WITHHOLDING (See Instructions)        -------------------------------
                                                                             Employer Identification Number
Payer's Request for Taxpayer
Identification Number (TIN)
and Certification
                               ----------------------------------------------------------------------------
                               PART 3 - CERTIFICATION - Under penalties of perjury, I certify that:

                               (1)  The number shown on this form is my correct
                                    TIN (or I am waiting for a number to be
                                    issued to me), and

                               (2)  I am not subject to backup withholding
                                    because: (a) I am exempt from backup
                                    withholding, or (b) I have not been notified by the Internal Revenue Service (the IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                               (3) I am a U.S. person (including U.S. resident alien).

                               The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.



                               (3) I am a U.S. person (including U.S. resident alien).

                               The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                               SIGNATURE                      DATE
                                        ----------------------    --------------
--------------------------------------------------------------------------------



You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE APPLIED
                    FOR IN PART 1 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 31 percent of all cash payments made to me thereafter until I provide a number.

SIGNATURE                                   DATE:
          -------------------------------         ------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF THIRTY-ONE PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Manually signed copies of the Letter of Transmittal will be accepted. The Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder's broker, dealer commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              JP MORGAN CHASE BANK

    By Facsimile:                   By Mail:
                         (First Class, Registered, Certified        By Hand (all others):
                                  or Overnight)

    (713) 577-5200             600 Travis, Suite 1150               600 Travis, Suite 1150
    (For Eligible               Houston, Texas 77002                 Houston, Texas 77002
  Institutions Only)             Attn: Mauri Cowen
 Confirm by Telephone:
   (713) 216-6686
  Attn: Mauri Cowen
